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                                                                   EXHIBIT 10.67

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (this "LEASE") is made this 19th day of November, 2003, between ARE-ONE INNOVATION DRIVE, LLC, a Delaware limited liability company ("LANDLORD"), and ARAIOS, INC., a Delaware corporation ("TENANT").

ADDRESS:          One Innovation Drive, Worcester, Massachusetts

PREMISES:         That portion of the Project, containing approximately 6,897 rentable square feet, as determined by Landlord, as shown on EXHIBIT A.

PROJECT: The real property on which the building (the "BUILDING") In which the Premises are located, together with all improvements thereon and appurtenances thereto as described on EXHIBIT B.

BASE RENT:        $12,069.75 per month, subject to adjustment as provided for in
                  Section 4 below.

RENTABLE AREA OF PREMISES: 6,897 sq. ft.

RENTABLE AREA OF PROJECT: 115,179 sq. ft.

TENANT'S SHARE OF OPERATING EXPENSES: 5.99%

SECURITY DEPOSIT: $50,000.00      TARGET COMMENCEMENT DATE: JANUARY 1, 2004

RENT ADJUSTMENT PERCENTAGE: 3%

BASE TERM:        24 months from the first day of the first full month following the month in which the Commencement Date occurs.

PERMITTED USE:    Research and development laboratory, executive and
                  administrative office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

ADDRESS FOR RENT PAYMENT:                   LANDLORD'S NOTICE ADDRESS:
135 N. Los Robles Avenue, Suite 250         135 N. Los Robles Avenue, Suite 250
Pasadena, CA 91101                          Pasadena, CA 91101
Attention: Accounts Receivable              Attention: Corporate Secretary

TENANT'S NOTICE ADDRESS:
Araios, Inc.
One Innovation Drive, Suite___
Worcester, MA  01605
Attention: President

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[X] EXHIBIT A - PREMISES DESCRIPTION      [X] EXHIBIT B - DESCRIPTION OF PROJECT
[X] EXHIBIT C - SCOPE OF WORK AND         [X] EXHIBIT D - COMMENCEMENT DATE
BUDGET

[X] EXHIBIT E - RULES AND REGULATIONS     [X] EXHIBIT F - TENANT'S PERSONAL
                                                          PROPERTY
[X] EXHIBIT G - EXPANSION PREMISES

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NET MULTI-TENANT LABORATORY                       ONE INNOVATION/ARAIOS - PAGE 2

         1. LEASE OF PREMISES. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the "COMMON AREAS." Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant's access to or use of the Premises for the Permitted Use. Tenant shall have the right, in common with other tenant's at the Building and subject to entering into a license agreement with Landlord on Landlord's standard form of license agreement, to use a glasswash and autoclave facility in the Building. Tenant shall be required to reimburse Landlord for Tenant's proportionate share, as reasonably determined by Landlord, of the costs associated with operating and maintaining such glasswash and autoclave facility.

         2. DELIVERY; ACCEPTANCE OF PREMISES: COMMENCEMENT DATE. Subject to the provisions of the second paragraph of this Section 2, Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date, with Landlord's Work Substantially Completed ("DELIVERY" or "DELIVER"). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 60 days of the Target Commencement Date for any reason other than delays caused by Force Majeure and/or Tenant, this Lease may be terminated by Landlord or Tenant by written notice to the other, and if so terminated by either: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. If neither Landlord nor Tenant elects to void this Lease within 5 business days of the lapse of such 60 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

         The "COMMENCEMENT DATE" shall be the earlier to occur of: (i) the date Landlord Delivers the Premises to Tenant; and (ii) the date Landlord could have Delivered the Premises but for delays caused by Tenant. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form of the "Acknowledgement of Commencement Date" attached to this Lease as EXHIBIT D; provided, however, Tenant's failure to execute and deliver such acknowledgment shall not affect Landlord's rights hereunder. The "TERM" of this Lease shall be the Base Term, as defined above on the first page of this Lease and the Extension Term which Tenant may elect pursuant to Section 41 hereof.

         Landlord shall endeavor to make approximately 1,500 to 2,000 rentable square feet of the Premises as depicted on EXHIBIT A attached hereto (the "EARLY OCCUPANCY SPACE") available for Tenant's use for the period commencing upon the execution of this Lease until the Commencement Date (the "EARLY OCCUPANCY PERIOD"). Tenant's use of the Early Occupancy Space during the Early Occupancy Period shall be subject to all of the terms and conditions of this Lease, except that (i) commencing on the date that the Early Occupancy Space is delivered to Tenant, Tenant shall pay Base Rent on a monthly basis at an annual rate of $20.00 per rentable square foot of the Early Occupancy Space, and (ii) Tenant shall not be required to pay Operating Expenses. Any occupancy by Tenant of any other portion of the Premises before the Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Base Rent and Operating Expenses. Tenant agrees not to interfere with Landlord's Work nor with any inspections or the issuance of any approvals by any applicable governmental authority in connection with Landlord's Work and to comply with any reasonable requirements imposed by Landlord in connection with Landlord's Work. Tenant acknowledges that Landlord's Work may adversely impact Tenant's use of the Early Occupancy Space and Tenant agrees that Landlord shall have no liability to Tenant in connection with Landlord's Work.

         Landlord shall provide Tenant with a tenant improvement allowance ("TI ALLOWANCE") of up to $8.00 per rentable square foot of the Premises which shall be used by Landlord to pay for the cost of Landlord's Work. Landlord shall be paid administrative rent equal to $0.50 per rentable square foot of the Premises ("ADMINISTRATIVE RENT") for monitoring and inspecting the construction of Landlord's Work, which sum shall be payable from the TI Allowance. Any unused portion of the TI Allowance shall be

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NET MULTI-TENANT LABORATORY                       ONE INNOVATION/ARAIOS - PAGE 3

applied against Base Rent next coming due under the Lease. Tenant shall have no right to use any unused portion of the TI Allowance for any other purpose. It is understood and agreed that Landlord is under no obligation to bear any portion of the cost of any of Landlord's Work except to the extent of the TI Allowance. If at any time and from time-to-time, the remaining costs of Landlord's Work exceed the remaining unexpended TI Allowance, Tenant shall deposit with Landlord, as a condition precedent to Landlord's obligation to complete Landlord's Work, 100% of the difference between the amount required to complete Landlord's Work and the remaining TI Allowance. As used herein, the term "LANDLORD'S WORK" shall mean all of the work described on Exhibit C. Landlord's Work shall not be considered "SUBSTANTIALLY COMPLETED" unless (a) such work is completed in a good and workmanlike manner, and (b) such work is substantially completed except for normal "punch list items" of a non-material nature which do not interfere with Tenant's use of the Premises.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer's equipment warranties relating to equipment installed in the Premises. Tenant shall have 1 year after Substantial Completion within which to notify Landlord of any construction defect with respect to Landlord's Work discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such construction defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord's reasonable efforts, fails to remedy such construction defect within such 30-day period, in which case Landlord shall have no further obligation with respect to such construction defect other than to cooperate, at no cost to Landlord, with Tenant should Tenant elect to pursue a claim against such contractor, provided that Tenant indemnifies and holds Landlord harmless from and against any liability, loss, cost damage or expense in connection with any such claim.

         Except for Landlord's Work: (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises except as expressly provided herein; and (iii) Tenant's taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken.

         Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant's representations, warranties, acknowledgments and agreements contained herein.

         3.       RENT.

         (a) BASS RENT. One month's Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease. Notwithstanding anything to the contrary contained herein, (i) Tenant shall not be required to pay Base Rent for the first 2 months of the Base Term, and (i) the one month's Base Rent which is delivered to Landlord along with an executed copy of this Lease shall be applied by Landlord towards Base Rent for the 3rd month of the Base Term.

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NET MULTI-TENANT LABORATORY                       ONE INNOVATION ARAIOS - PAGE 4

         (b) ADDITIONAL RENT. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent ("ADDITIONAL RENT"): (i) Tenant's Share of "Operating Expenses" (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

         4. BASE RENT ADJUSTMENTS. Base Rent shall be increased on each annual anniversary of the first day of the first full month during the Term of this Lease (each an "ADJUSTMENT DATE") by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein.

         5. OPERATING EXPENSE PAYMENTS. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the "ANNUAL ESTIMATE"), which may be revised by Landlord from time to time during such calendar year. On or before the first day of each calendar month during the Term, Tenant shall pay Landlord an amount equal to 1/12th of Tenant's Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

         The term "OPERATING EXPENSES" means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, Taxes (as defined in Section 9), reasonable reserves consistent with good business practice for future repairs and replacements, capital repairs and improvements undertaken by Landlord during the Term amortized over the lesser of 7 years and the useful life of such capital items, and the costs of Landlord's third party property manager (provided said cost does not exceed 5% of Base Rent) or, if there is no third party property manager, administration rent in the amount of 5.0% of Base
Rent), excluding only:

         (a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

         (b)      capital expenditures for expansion of the Project;

         (c) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

         (d) depreciation of the Project (except for capital improvements undertaken by Landlord during the Term, the cost of which are includable in Operating Expenses);

         (e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

         (f) legal and other expenses incurred in the negotiation or enforcement of leases;

         (g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

         (h) costs of utilities outside normal business hours sold to tenants of the Project;

         (i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

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NET MULTI-TENANT LABORATORY                       ONE INNOVATION ARAIOS - PAGE 5

         (j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

         (k) general organizational, administrative and overhead costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

         (l) costs (including attorneys' fees and costs of settlement, judgments and payments, in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

         (m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space In the Project or any Legal Requirement (as defined in Section 7);

         (n) penalties, fines or interest Incurred as a result of Landlord's inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord's failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

         (o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

         (p) costs of Landlord's charitable or political contributions, or of fine art maintained at the Project;

         (q) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

         (r)      costs incurred in the sale or refinancing of the Project;

         (s) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stocK, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein; and

         (t) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

         Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an "ANNUAL STATEMENT") showing in reasonable detail: (a) the total and Tenant's Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant's payments in respect of Operating Expenses for such year. If Tenant's Share of actual Operating Expenses for such year exceeds Tenant's payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant's payments of Operating Expenses for such year exceed Tenant's Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

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NET MULTI-TENANT LABORATORY                       ONE INNOVATION ARAIOS - PAGE 6

         The Annual Statement shall be final and binding upon Tenant unless Tenant, within 60 days after Tenant's receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. Operating Expenses for the calendar years in which Tenant's obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term. Tenant's Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year.

         "TENANT'S SHARE" shall be the percentage set forth on the first page of this Lease as Tenant's Share as reasonably adjusted by Landlord. Landlord may equitably increase Tenant's Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant's Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as "RENT."

         6. SECURITY DEPOSIT. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the "SECURITY DEPOSIT") for the performance of all of Tenant's obligations hereunder in the amount set forth in the provisions on page 1 of this Lease, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the "LETTER OF CREDIT"): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of Landlord's choice. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage. Injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth on Page 1 of this Lease. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 60 days after the expiration or earlier termination of this Lease.

         If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord's obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant. Landlord shall have no further obligation with respect to the Security Deposit, and Tenant's right to the return of the Security Deposit shall apply solely against Landlord's transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default.

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NET MULTI-TENANT LABORATORY                       ONE INNOVATION/ARAIOS - PAGE 7

Landlord's obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

         7. USE. The Premises shall be used solely for the Permitted Use set forth in the basic lease provisions on page 1 of this Lease, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. Section 12101, et seq. (together with the regulations promulgated pursuant thereto, "ADA') (collectively. "LEGAL REQUIREMENTS" and each, a "LEGAL REQUIREMENT"). Tenant shall, upon 5 days' written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a "place of public accommodation", as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant's failure to comply with the provisions of this Section or otherwise caused by Tenant's use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided in connection with Landlord's Work, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant's Share as usually furnished for the Permitted Use.

         Tenant, at its sole expense, shall make any alterations or modifications to the interior or the exterior of the Premises or the Project that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA related to Tenant's use or occupancy of the Premises. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating Or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements and costs of suit) (collectively, "Claims") arising out of or in connection with Legal Requirements, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

         Notwithstanding anything to the contrary contained herein, except as part of Operating Expenses, Tenant shall not be responsible for any structural changes to the Premises or lavatories or in connection with access to the same required to comply with Legal Requirements unless such changes are required as a result of Tenant's particular use of the Premises or are required as a result of alterations or improvements made by Tenant to the Premises.

         8. HOLDING OVER. If, with Landlord's express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount

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NET MULTI-TENANT LABORATORY                       ONE INNOVATION/ARAIOS - PAGE 8

as Landlord may indicate, in Landlord's sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

         9. TAXES. Landlord shall pay, as part of Operating Expenses, all taxes, levies, assessments and governmental charges of any kind (collectively referred to as "Taxes") imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, "GOVERNMENTAL AUTHORITY") during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee on Landlord's business of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord unless such net income taxes are in substitution far any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord's determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

         10. PARKING. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder. Tenant shall have the right, in common with other tenants of the Project pro rata in accordance with the rentable area of the Premises and the rentable areas of the Project occupied by such other tenants, to park in those areas designated for non-reserved parking, subject in each case to Landlord's rules and regulations. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties, including other tenants of the Project.

         11. UTILITIES, SERVICES. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, telephone, sewer, and Other utilities (including gas and fire Sprinklers to the extent the Project is plumbed for such services), refuse and trash collection and janitorial services (collectively, "Utilities"). Landlord shall pay, as Operating Expenses or subject to Tenant's reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant's expense, any Utilities to be separately metered or charged directly to Tenant by the provider.

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Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord's willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

         12. ALTERATIONS AND TENANT'S PROPERTY. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 13) ("ALTERATIONS") shall be subject to Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion if any such Alteration affects the structure or Building Systems. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord's sole and absolute discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with Insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 10% of all charges incurred by Tenant or its contractors or agents in connection with any Alteration to cover Landlord's overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

         Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers' compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or properly damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (1) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) "as built" plans for any such Alteration.

         Other than (i) the items, if any, listed on EXHIBIT F attached hereto,
(ii) any items installed by Tenant and agreed by Landlord in writing to be included on EXHIBIT F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the TI Allowance which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, "TENANT'S PROPERTY"), all property of any kind paid for with the TI Allowance, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, "INSTALLATIONS") shall be and shall remain the property of Landlord during the

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Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant's Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

         13. LANDLORD'S REPAIRS. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project ("BUILDING SYSTEMS"), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant's agents, servants, employees, invitees and contractors (collectively, "TENANT PARTIES") excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant's sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 24 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall make a commercially reasonable effort to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant's written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord's expense and agrees that the parties' respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by
Section 18.

         14. TENANT'S REPAIRS. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fait to make any such repair or replacement or fail to maintain the Premises Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days Of Landlord's notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

         15. MECHANIC'S LIENS. Tenant shall discharge, by bond or otherwise, any mechanic's lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant's sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be

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NET MULTI-TENANT LABORATORY                      ONE INNOVATION/ARAIOS - PAGE 11

immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant's business. Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that Such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

         16. INDEMNIFICATION. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder. unless caused solely by the willful misconduct or negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records), unless caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

         17. INSURANCE. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project - or such lesser coverage amount as Landlord may elect provided such coverage amount is not less than 90% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers' compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer's cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant's use of the Premises.

         Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense; workers' compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises and pollution legal liability insurance with a minimum limit of not less than $1,000,000 per occurrence. Notwithstanding anything to the contrary contained herein, Tenant shall have 30 days from the date of the execution of this Lease to obtain such pollution legal liability insurance. The commercial general liability insurance policy shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, "LANDLORD PARTIES"), as additional insureds. The commercial general liability and pollution legal liability insurance policies shall Insure on an occurrence and not a claims-made basis; shall be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in "Best's Insurance Guide"; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Copies of such policies (if

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NET MULTI-TENANT LABORATORY                      ONE INNOVATION/ARAIOS - PAGE 12

requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant's policy may be a "blanket policy" with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

         In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

         The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors ("RELATED PARTIES"), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other's insurer.

         Landlord may require insurance policy limits to be raised to conform with requirements of Landlord's lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

         18. RESTORATION. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the "RESTORATION PERIOD"). If the Restoration Period is estimated to exceed 9 months (the "MAXIMUM RESTORATION PERIOD"), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord's election to restore. Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless Landlord or Tenant so elect to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant, subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as "Hazardous Materials Clearances'); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such

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NET MULTI-TENANT LABORATORY                      ONE INNOVATION/ARAIOS - PAGE 13

damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable fay Tenant prior to such election by Landlord or Tenant.

         Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last 1 year of the Term and Landlord reasonably estimates that it will take man than 2 months to repair such damage, or if insurance proceeds are not available for such restoration.

         Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant's business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

         The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

         19. CONDEMNATION. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "TAKING" or "TAKEN"), and the Taking would in Landlord's reasonable judgment either prevent or materially interfere with Tenant's use of the Premises or materially interfere with or impair Landlord's ownership or operation of the Project, then upon written notice by Landlord this Lease Shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant's Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price of award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

         20. EVENTS OF DEFAULT. Each of the following events shall be a default ("DEFAULT") by Tenant under this Lease:

         (a) PAYMENT DEFAULTS. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 3 days of any such notice not more than once in any 12 month period.

         (b) INSURANCE. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord

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NET MULTI-TENANT LABORATORY                      ONE INNOVATION/ARAIOS - PAGE 14

shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

         (c) ABANDONMENT. Tenant shall abandon the Premises except if Tenant has complied with all of its obligations under Section 28 and continues to perform all of its other obligations under this Lease.

         (d) IMPROPER TRANSFER. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant's interest in this Lease or the Premises except as expressly permitted herein, or Tenant's interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

         (e) LIENS. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after any such lien is filed against the Premises.

         (f) INSOLVENCY EVENTS. Tenant or any guarantor or surety of Tenant's obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "PROCEEDING FOR RELIEF"); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

         (g) ESTOPPEL CERTIFICATE OR SUBORDINATION AGREEMENT. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

         (h) OTHER DEFAULTS. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 10 days after written notice thereof from Landlord to Tenant.

         Any notice given under Section 20(h) hereof shall; (i) specify the alleged default, (it) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant's default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 10 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 10 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 30 days from the date of Landlord's notice.

         21.      LANDLORD'S REMEDIES.

         (a) PAYMENT BY LANDLORD; INTEREST. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the "DEFAULT RATE"), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant's Default hereunder.

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NET MULTI-TENANT LABORATORY                      ONE INNOVATION/ARAIOS - PAGE 15

         (b) LATE PAYMENT RENT. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

         (c) REMEDIES. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

                  (i) Terminate this Lease, or at Landlord's option, Tenant's right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

                  (ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21 (c)(i) or otherwise, Landlord may recover from Tenant the following:

                           (A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                           (B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (D) Any other amount necessary to compensate landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use; and

                           (E) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

         The term "RENT" as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii) (A) and (B), above, the "WORTH AT THE TIME OF AWARD" shall be computed by allowing interest at the Default Rate. As used in
         Section 21(c)(ii)(C) above, the "WORTH AT THE TIME OF AWARD" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

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                  (iii)    Landlord may continue this Lease in effect after
         Tenant's Default and recover rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

                  (iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. Upon Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

                  (v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof.

         (d) EFFECT OF EXERCISE. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding. Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord's intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant' Default.

         22.      ASSIGNMENT AND SUBLETTING.

         (a) GENERAL PROHIBITION. Without Landlord's prior written consent subject to and on the conditions described in this Section 22. Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 49% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

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         (b)      PERMITTED TRANSFERS. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the "ASSIGNMENT DATE"), Tenant shall give Landlord a notice (the "ASSIGNMENT NOTICE") containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its sole and absolute discretion, if the proposed assignment, hypothecation or other transfer or subletting concerns more than (together with all other then effective subleases) 50% of the Premises, (iii) refuse such consent, in its reasonable discretion, if the proposed subletting concerns (together with all other then effective subleases) 50% or less of the Premises (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), or (iv) terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an "ASSIGNMENT TERMINATION"). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord's notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord's consent to the proposed assignment, sublease or other transfer. Tenant shall reimburse Landlord for all of Landlord's reasonable out-of-pocket expenses in connection with its consideration of any Assignment Notice. Notwithstanding the foregoing, Landlord's consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant or to any entity wholly owned by Tenant (a "CONTROL PERMITTED ASSIGNMENT") shall not be required, provided that Landlord shall have the right to approve the farm of any such Sublease or assignment.

         In addition, Tenant shall have the right to assign this Lease, upon 30 days prior Written notice to Landlord, to a corporation or other entity which is a successor in interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant (a "CORPORATE PERMITTED ASSIGNMENT") provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with GAAP of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of this Lease or as of the date of Tenant's most current quarterly or annual financial statements, and (iii) neither the business nor financial reputation of such assignee is objectionable in Landlord's reasonable judgment, and (iv) such assignee is not engaged in areas of highly controversial scientific business activities which Landlord determines in its reasonable judgment to be detrimental to Landlord's business operations or reputation, should such assignee become a tenant of Landlord, and
(v) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment. A Control Permitted Assignment and a Corporate Permitted Assignment are hereinafter referred to as "PERMITTED ASSIGNMENTS."

         (c) ADDITIONAL CONDITIONS. As a condition to any such assignment or subletting, whether or not Landlord's consent is required, Landlord may require:

                  (i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease,

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NET MULTI-TENANT LABORATORY                        ONE INNOVATION/ARAIOS-PAGE 18

         such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

                  (ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; Storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

         (d) NO RELEASE OF TENANT, SHARING OF EXCESS RENTS. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant's other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease) ("EXCESS RENT") then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant, if Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

         (e) NO WAIVER. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

         (f) PRIOR CONDUCT OF PROPOSED TRANSFEREE. Notwithstanding any other provision of this Section 22. if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action In connection with Hazardous Materials contaminating a property, where the contamination resulted from such party's action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental

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condition would be materially increased or exacerbated by the proposed use of
Hazardous Materials by such proposed assignee or sublessee. Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

         23. ESTOPPEL CERTIFICATE. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease, and, in any event, shall be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

         24. QUIET ENJOYMENT. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant. Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

         25. PRORATIONS. All prorations required or permitted to be made hereundar shall be made on the basis of a 360 day year and 30 day months.

         26. RULES AND REGULATIONS. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project; provided, however, that such rules and regulations do not materially interfere with the use of the Premises for the Permitted Use. The current rules and regulations are attached hereto as EXHIBIT E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

         27. SUBORDINATION. This Lease and Tenant's interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder. Tenant's right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage, Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant's quiet enjoyment of the Premises as set forth in Section. 24 hereof. Tenant hereby appoints Landlord attorney-in-fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of Tenant and to cause any such instrument to be recorded. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term "MORTGAGE" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "HOLDER" of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

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         28.      SURRENDER. Upon the expiration of the Term or earlier
termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, "TENANT HAZMAT OPERATIONS") and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises. Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the "SURRENDER PLAN"). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord's environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord. Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant's expense as set forth below, to cause Landlord's environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord's environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord's environmental consultant with respect to the surrender of the Premises to third parties.

         If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fall to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

         Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay Landlord, at Landlord's election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant's Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

         29. WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

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         30.      ENVIRONMENTAL REQUIREMENTS.

         (a) PROHIBITION/COMPLIANCE/INDEMNITY. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord's employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, "ENVIRONMENTAL CLAIMS") which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Building, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

         (b) BUSINESS. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and property monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business. Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises ("HAZARDOUS MATERIALS LIST"). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "HAZ MAT DOCUMENTS") relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities

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for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with Information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors.

         (c) TENANT REPRESENTATION AND WARRANTY. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant's or such predecessor's action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord's sole and absolute discretion.

         (d) TESTING. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant's use. Such tests shall be conducted at Landlord's expense, unless such tests are conducted pursuant to Section 21 hereof or reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such tests. Landlord and Tenant shall cooperate with one another in connection with scheduling any such testing. If Tenant, at Tenant's expense, conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant's use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found. Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

         (e) UNDERGROUND TANKS. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, property close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

         (f) TENANT'S OBLIGATIONS. Tenant's obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to Complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant

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shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord's sole discretion, which Rent shall be prorated daily.

         (g) DEFINITIONS. As used herein, the term "ENVIRONMENTAL REQUIREMENTS" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term "HAZARDOUS MATERIALS" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "OPERATOR" of Tenant's "FACILITY" and the "OWNER" of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

         31. TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder.

         All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "LANDLORD" in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner's ownership.

         32. INSPECTION AND ACCESS. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord's representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant's use or occupancy of the Premises for the Permitted Use. At Landlord's request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord's access rights hereunder.

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         33.      SECURITY. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant's officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

         34. FORCE MAJEURE. Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, weather, natural disasters, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Landlord ("FORCE MAJEURE").

         35. BROKERS, ENTIRE AGREEMENT, AMENDMENT. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, "BROKER) in connection with this transaction and that no Broker brought about this transaction, other than CB Richard Ellis, Inc., and GVA Thompson Doyle Hennessey and Stevens. Landlord shall be responsible for paying commissions to CB Richard Ellis, Inc., and GVA Thompson Doyle Hennessey and Stevens pursuant to separate agreements between Landlord and CB Richard Ellis, Inc., and GVA Thompson Doyle Hennessey and Stevens. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

         36. LIMITATION ON LANDLORD'S LIABILITY. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE
CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT'S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD'S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD'S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT'S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

         37. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease

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NET MULTI-TENANT LABORATORY                        ONE INNOVATION/ARAIOS-PAGE 25

that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

         38. SIGNS; EXTERIOR APPEARANCE. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord's standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Landlord shall install signage identifying Tenant in the 3rd floor lobby and corridor and the same shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering. Landlord shall include Tenant's name in the directory in the Building lobby, which directory is provided exclusively for the display of the name and location of tenants.

         39.      INTENTIONALLY OMITTED.

         40.      RIGHT TO EXPAND.

         (a) EXPANSION IN THE BUILDING. During the Base Term, Tenant shall have the right, but not the obligation, to expand the Premises (the "EXPANSION RIGHT") to include any Available Space in the Building upon the terms and conditions in this Section 40. For purposes of this Section 40(a). "AVAILABLE SPACE" shall mean the Expansion Premises A and/or Expansion Premises B identified on EXHIBIT G attached hereto provided that the same is not occupied by a tenant or is occupied by an existing tenant whose lease is expiring within 6 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. If there is any Available Space, Landlord shall, at such time as Landlord shall elect so long as Tenant's rights hereunder are preserved, deliver to Tenant written notice (the "EXPANSION NOTICE") of such Available Space, together with the terms and conditions on which Landlord is prepared to lease Tenant such Available Space. Tenant shall have 7 days following delivery of the Expansion Notice to deliver to Landlord written notification of Tenant's exercise of the Expansion Right. Provided that no right to expand is exercised by any tenant with superior rights, Tenant shall be entitled to lease, such Available Space upon the terms and conditions set forth in the Expansion Notice.

         (b) AMENDED LEASE. If: (i) Tenant fails to timely deliver notice accepting the terms of an Expansion Notice, or (ii) after the expiration of a period of 30 days from the date Tenant gives notice accepting Landlord's offer to lease such Available Space, no lease amendment or lease agreement for the Available Space has been executed, and Landlord tenders to Tenant an amendment to this Lease setting forth the terms for the rental of the Available Space consistent with those set forth in the Expansion Notice and otherwise consistent with the terms of this Lease and Tenant fails to execute such Lease amendment within 10 days following such tender. Tenant shall be deemed to have waived its right to lease such Available Space.

         (c) EXCEPTIONS. Notwithstanding the above, the Expansion Right shall not be in effect and may not be exercised by Tenant:

                  (i) during any period of time that Tenant is in Default under any provision of the Lease; or

                  (ii) if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right.

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NET MULTI-TENANT LABORATORY                        ONE INNOVATION/ARAIOS-PAGE 26

         (d) TERMINATION. The Expansion Right shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Expansion Right, if, after such exercise, but prior to the commencement date of the lease of such Available Space, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Expansion Right to the date of the commencement of the lease of the Available Space, whether or not such Defaults are cured.

         (e) RIGHTS PERSONAL. Expansion Rights are personal to Tenant and are not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion separate and apart from any consent by Landlord to an assignment of Tenant's interest in the Lease, except in connection with Permitted Assignments.

         (f) NO EXTENSIONS. The period of time within which any Expansion Rights may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Expansion Rights.

         41. RIGHT TO EXTEND TERM. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

         (a) EXTENSION RIGHT. Tenant shall have the right (the "EXTENSION RIGHT") to extend the term of this Lease for 2 years (the "EXTENSION TERM") on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Right at least 6 months prior to the expiration of the Base Term of the Lease.

         Base Rent shall be adjusted on the commencement date of the Extension Term and on each annual anniversary of the commencement of the Extension Term by multiplying the Base Rent payable immediately before such adjustment by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such adjustment.

         (b) RIGHTS PERSONAL. The Extension Right is personal to Tenant and is not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion separate and apart from any consent by Landlord to an assignment of Tenant's interest in the Lease, except in connection with Permitted Assignments.

         (c) EXCEPTIONS. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

                  (i) during any period of time that Tenant is in Default under any provision of this Lease; or

                  (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the Defaults are cured.

         (d) NO EXTENSIONS. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Extension Right.

         (e) TERMINATION. The Extension Right shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

         42.      MISCELLANEOUS.

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         (a)      NOTICES. All notices or other communications between the
parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

         (b) JoINT AND SEVERAL LIABILITY. If and when included within the term "TENANT", as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

         (c) FINANCIAL INFORMATION. Tenant shall furnish Landlord with true and complete copies of (i) Tenant's most recent audited annual financial statements within 90 days of the end of each of Tenant's fiscal years during the Term, (ii) Tenant's most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant's first three fiscal quarters of each of Tenant's fiscal years during the Term, (iii) at Landlord's request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) at Landlord's request from time to time, corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) at Landlord's request from time to time, any other financial information or summaries that Tenant typically provides to its lenders or shareholders. Notwithstanding anything to the contrary contained herein, for so long as Tenant is majority owned by a publicly traded company ("PARENT"), Landlord shall accept audited financial statements from Parent and unaudited financial statements from Tenant in place of the audited financial statements required in (i) in the preceding sentence.

         (d) RECORDATION. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

         (e) INTERPRETATION. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         (f) NOT BINDING UNTIL EXECUTED. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

         (g) LIMITATIONS ON INTEREST. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereurder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

         (h) CHOICE OF LAW. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

         (i) TIME. Time is of the essence as to the performance of Tenant's obligations under this Lease.

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         (j)      INCORPORATION BY REFERENCE. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

         (k) HAZARDOUS ACTIVITIES. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant's routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord's reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant's Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

                           [ SIGNATURES ON NEXT PAGE ]

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                                       CONFIDENTIAL -  DO NOT COPY OR DISTRIBUTE

NET MULTI-TENANT LABORATORY                        ONE INNOVATION/ARAIOS-PAGE 29

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                   TENANT:

                                   ARAIOS, INC.
                                   a Delaware corporation

                                   By: /s/ Mark A. Tepper
                                       --------------------
                                   Its:  President

                                   LANDLORD:

                                   ARE-ONE INNOVATION DRIVE, LLC,
                                   a Delaware limited liability company

                                   By: AREE-HOLDINGS, L.P.,
                                       a Delaware limited partnership,
                                       managing member

                                       By: ARE-GP HOLDINGS QRS CORP.,
                                           a Delaware corporation,
                                           general partner

                                           By: /s/ Joel S. Marcus
                                               --------------------
                                           Its: CEO

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

NET MULTI-TENANT LABORATORY                         ONE INNOVATION/ARAIOS-Page 1

                               EXHIBIT A TO LEASE

                             DESCRIPTION OF PREMISES

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

                                                                       EXHIBIT A

                                                            ONE INNOVATION DRIVE
                                                            THIRD FLOOR

                                  [FLOOR PLAN]

NET MULTI-TENANT LABORATORY                       ONE INNOVATION/ARAIOS - PAGE 1

                               EXHIBIT B TO LEASE

                             DESCRIPTION OF PROJECT

PARCEL I

The land with the buildings thereon in Worcester, Worcester County, Massachusetts consisting of Area A containing 2,7893 acres, more or less, Area B containing 5,6169 acres, more or less, and a portion of Innovation Drive containing 17,361 square feet, more or less, all as shown on a plan entitled "Plan of Property Owned by Worcester Business Development Corporation, Three Biotech Park, off Plantation Street, Worcester, Massachusetts" dated January 31,1990, prepared by Cullinan Engineering Co., Inc. and recorded with Worcester District Registry of Deeds (the "Registry") in Plan Book 633, Plan 79 (the "Parcel I Plan"), bounded and described as follows:

BEGINNING at the most northerly corner of the premises at the intersection of the southerly line of land now or formerly of The Commonwealth of Massachusetts and the westerly line of other land now or formerly of Worcester Business Development Corporation ("WBDC") as shown on the Parcel I Plan:


THENCE S 07 degrees 38' 48" E one hundred thirty-eight and 71/100 (138.71) feet by WBDC land and land shown on the Parcel I Plan as Two Biotech Park to a point;

THENCE S 00 degrees 45' 00" W two hundred fifty and 45/100 (250.45) feet by Two Biotech Park to a point;

THENCE S 04 degrees 12' 20" W one hundred ninety-five and 54/100 (195.54) feet by Two Biotech Park to a point;

THENCE S 04 degrees 04' 59" W seventy (70) feet by Two Biotech Park and land shown on the Parcel I Plan as C.M.M.I.C. Parcel to a point;

THENCE S 18 degrees 32' 25" W one hundred eighty-seven and 62/100 (187.62) feet by C.M.M.I.C. parcel to a point at land shown on the Parcel I Plan as One Biotech Park;

THENCE N 67 degrees 02' 30" W nineteen and 33/100 (19.33) feet by One Biotech Park to a point;

THENCE S 81 degrees 31' 00" W eighty (80) feet by One Biotech Park to a point at other land now or formerly of WBDC;

THENCE N 89 degrees 43' 26" W one hundred forty and 03/100 (140.03) feet by land now or formerly of WBDC to a point at the roadway easement, Innovation Drive, shown on the Parcel I Plan;

THENCE N 64 degrees 42' 20" W fifty (50) feet across Innovation Drive to a point;

THENCE S 48 degrees 20' 06" W three hundred ninety-six and 74/100 (396.74) feet by WBDC land to a point at land shown on the Parcel I Plan as B. A. S. F, Parcel;

THENCE N 30 degrees 42' 06" W two hundred fifty-five and 04/100 (255.04) feet by B, A. S. F. Parcel to a point at The Commonwealth of Massachusetts land;

THENCE N 63 degrees 33' 40" E twenty and 06/100 (20.06) feet to a point;

THENCE N 40 degrees 43' 36" E two hundred sixteen and 21/100 (216.21) feet to a point;

THENCE N 49 degrees 56' 15" E three hundred fifty (350) feet to a point;

THENCE by a curve to the left having a radius of 225.00 feet and an arc distance of three hundred thirty-seven and 01/100 (337.01) feet go a point;

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

NET MULTI-TENANT LABORATORY                       ONE INNOVATION/ARAIOS - PAGE 2

THENCE N 67 degrees 21' 00" E three hundred ninety-nine and 15/100 (393.15) feet to the point of beginning, the last five courses being by The Commonwealth of Massachusetts land.

Containing 8.8048 acres, more or less, according to the Parcel I Plan. Area A and Area B shown on the Plan are the same parcels shown as Parcel 7B and Parcels 7A, respectively, on a plan entitled "Amended Definitive Subdivision Plan for Worcester Business Development Corporation, Belmont Street (Route 9) & Plantation Street, Worcester, Massachusetts" dated January 3,1990 prepared by Maguire Group, Inc. and Cullinan Engineering Co., Inc. recorded at the Registry in Plan Book 633, Plan 7B ("Amended Subdivision Plan").

The premises are conveyed together with the following rights, easements, benefits and appurtenances:

1. Easements in common with others to use for all public way purposes, Research Drive (shown as RE-1), Innovation Drive (shown as RE-2) and Roadway Easement 3 (shown as RE-3) on the "Amended Definitive Subdivision Plan for Worcester Business Development Corporation, Belmont Street (Route 9) & Plantation Street, Worcester, Massachusetts" dated January 3,1990 prepared by Maguire Group, Inc. and Cullinan Engineering Co., Inc. recorded at the Registry in Plan Book 633, Plan 7B ("Amended Subdivision Plan").

2. An Easement in common with others to use, for all public way purposes, Easement Areas A and B which are described in the deed from the Commonwealth of Massachusetts, acting by and through its Division of Capital Planning and Operations, to Worcester Business Development Corporation dated June 13,1984 and recorded at the Registry in Book 8233, Page 105;

3. An easement in common with others to use for all public way purposes, Easement "C", as shown on the Amended Subdivision Plan;

4. The provisions of Declaration of easement dated March 27,1990 recorded with the Registry in Book 12717, Page 3;

5. Rights in common with others to use for their intended purposes those Utility Easements shown on the Amended Subdivision Plan which service the premises.

Parcel II

Parcel of land in The Commonwealth of Massachusetts, County of Worcester, City of Worcester on the westerly side of Innovation Drive owned by Worcester Business Development Corporation and shown as Parcel 4 on a plan by Cullinan Engineering Co., Inc. titled "Plan Of Property - Worcester, Mass." and dated July 5,1998 and recorded with the Worcester District Registry of Deeds in Plan Book 736, Page 34 ("Parcel II Plan") and bounded and described as follows:

BEGINNING at a point of tangency on the westerly sideline of Innovation Drive at the most northerly corner of the parcel to be described; said point being N
54 degrees 42' 20" W and 2.00 feet from a Worcester Highway Bound;

THENCE along the westerly sideline of Innovation Drive the following three (3) courses;

S 25 degrees 17' 40" W, a distance of 212.23 feet to a point of curvatures;

In a southerly direction by a curve to the left having a radius of 500.00 feet, and are distance of 402.55 feet to a point of tangency;

AND S 20 degrees 50' 05" E, a distance of 3.29 feet to a point at land now or formerly of BASF Bioresearch Corp;

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

NET MULTI-TENANT LABORATORY                       ONE INNOVATION/ARAIOS - PAGE 3

THENCE N 30 degrees 42' 12" W along land now or formerly of BASF Bioresearch Corp., a distance of 375.30 feet to a point at other land now or formerly of Worcester Business Development Corporation.

THENCE N 48 degrees 20' 06" S along land now or formerly of Worcester Business Development Corporation, a distance of 396.74 feet to the Point of Beginning,

Containing 1.0508 acres, more or less, according to the Parcel II Plan.

Also including the fee interest in that portion of Innovation Drive abutting the above-described Parcel II, to the center line Of Innovation Drive.

                  (C) All rights reserved - Alexandria Real Estate Equities 2001
                                       CONFIDENTIAL -  DO NOT COPY OR DISTRIBUTE

NET MULTI-TENANT LABORATORY                       ONE INNOVATION/ARAIOS - PAGE 1

                               EXHIBIT C TO LEASE
                                [Landlord Build]

                            SCOPE OF WORK AND BUDGET
                                   [Attached]

                  (C) All rights reserved - Alexandria Real Estate Equities 2001
                                       CONFIDENTIAL -  DO NOT COPY OR DISTRIBUTE

 ARAIOS
 3 BIOTECH
 PROPOSED RENOVATIONS                                           NOVEMBER 6, 2003
 BUDGET ESTIMATE

                 DIVISION / DESCRIPTION                     QTY       UNIT $  LINE SUM        DIV.SUM
-----------------------------------------------------      ------     ------  --------        -------
 DEMOLITION & CLEANING

   CLEANOUT EXISTING  SPACE                                                     BY OTHERS
   DECON EXISTING LAB SPACE                                                     BY OTHERS
   REMOVE EXISTING HIGH DENSITY FILE SYSTEM                                     BY OTHERS
   REMOVE EXISTING DOORS & FRAMES                            2 EA                 INC
   REMOVE EXISTING PLYWOOD RAISED FLOOR AT CONF. ROOM        1 LS       160       160
   REMOVE EXISTING OFFICE CARPET                           600 SF      0.25       150
   REMOVE EXISTING P.LAMINATE TOP AT SINK                    1 EA                 INC
   REMOVE EXISTING CONF ROOM CABINET $ TOP                   1 EA                 INC
   DEMO PARTIAL CONF ROOM PARTITION                          1 LS       240       240
   REMOVE EXISTING CORRIDOR DOOR & FRAME                     1 EA       200       200
   REMOVE CONF ROOM CEILING                                  1 LS       300       300
   REMOVE CEILING AS REQUIRED FOR CORRIDOR DOORS             2 EA        60       120
   DEMOLITION DUMPSTER                                       1 EA       650       650
                                                                                              $ 1,820
                                                           ------     -----   --------        -------
CARPENTRY/MILLWORK/LAB CASEWORK

  INSTALL NEW DOORS & HARDWARE                               3 EA                  INC
  INSTALL RELOCATED DOORS & HARDWARE                         1 PR                  INC
  CUTOUT & FRAME FOR RELOCATED DOOR                          1 EA       200        200
  NEW P.LAM TOP AT CONF ROOM SINK                           10 SF        25        250
  MISC. CARPENTRY                                                                  INC
                                                                                              $   450
                                                           ------     -----   --------        -------
GLASS & GLAZING

  GLASS AT ENTRY DOOR SIDELITES                              2 EA       125        280
  GLASS AT CONF. ROOM BORROWED LITES                         2 EA                  INC
                                                                                              $   250
                                                           ------     -----   --------        -------
DOORS, FRAMES & HARDWARE

  BORROWED LITE H.M. FRAMES (3' X 4')                        2 EA                  INC
  NEW 3' X 7' CONF, ROOM DOOR/FRAME & HARDWARE               1 EA                  INC
  SUBCONTRACTOR QUOTE                                        1 QT     1,050      1,050
  NEW 3' X 7' W/2' SIDELIGHT METAL FRAME                     1 EA                  INC
  NEW 3' X 7' DOOR & ELECTRIC HARDWARE                       1 EA                  INC
  SUBCONTRACTOR QUOTE                                        1 QT     1,255      1,255
  NEW 3' X 7' DOOR/FRAME & HARDWARE W/DETEX ALARM LOCK       1 EA     1,000      1,000
  CARD ACCESS (10% PURINTON PER ARE)                         1 LS     1,371      1,371
                                                                                              $ 4,676
                                                           ------     -----   --------        -------
GYPSUM WALLBOARD

  NEW GWB PARTITION TO SOFFIT FOR CONF. ROOM                 1 LS       250       250
  INFILL AT ABANDONED DOOR OPENINGS                          2 EA       200       400
  MISC. MINOR PATCH THRUOUT                                  1 LS                 INC
  NEW DEMISING WALL AT CORRIDOR (TENANT SEPARATION)          2 EA       400       800
                                                                                              $ 1,450
                                                           ------     -----   --------        -------
CEILINGS

  REPLACE MINOR STAINED & DAMAGED CEILING TILES (LABOR)                            INC
  CEILING MATERIALS                                          1 LS       125        125
  NEW REVEAL EDGE CEILING AT CONF. ROOM                    300 SF         3        800
  REWORK CEILING AT NEW SEPARATION WALL                      2 EA                  INC
                                                                                              $ 1,025
                                                           ------     -----   --------        -------

ARAIOS
9 BIOTECH
PROPOSED RENOVATIONS
BUDGET ESTIMATE                                                 NOVEMBER 6,2003

----------------------------------------------------------------------------------------------
           DIVISION / DESCRIPTION                     QTY      UNIT $    LINE SUM    DIV. SUM
----------------------------------------------------------------------------------------------
FLOORING
  FLOOR PREP                                          1 LS        200          200
  NEW CARPET &, VNYL BASE AT CONF, ROOM ($24/S.Y.)    1 LS                     873
  NEW CARPET AT OFFICE AREAS ($24 /S.Y)               1 LS                   1,524
  PATCH VCT AT DAMAGED LAB AREAS ( 4' X 6' APPROX)    4 EA                     540
  PATCH DAMAGED SHEETVINYL AT WALKIN HOODS (1' X 10") 3 EA                   1,780
                                                                                       $4,717
---------------------------------------------------------------------------------------------
PAINTING
  LATEX PAINT ALL CONF ROOM WALLS                     1 LS                     INC
  LATEX PAINT NEW GWD PARTITION & INFILLS             1 LS                     INC
  PAINT NEW BORROWED LITE FRAMES                      2 EA                     INC
  PAINT NEW METAL DOOR FRAMES                         3 EA                     INC
  CLEAR  FINISH  ON NEW OAK DOORS                     3 EA                     INC
  SUBCONTRACTOR QUOTE                                 1 OY      1,330        1,330
  ALLOWANCE FOR MINOR TOUCHUP                         3 DYS                  1,050
                                                                                       $2,380
---------------------------------------------------------------------------------------------
SPECIALTIES
  LAB EQUIPMENT                                                           EXISTING
  CHEMICAL FUME HOODS                                                     EXISTING
  SIGNAGE                                                                BY OTHERS
  FURNITURE                                                              BY OTHERS
                                                                                       $    0
---------------------------------------------------------------------------------------------
LAB CASEWORK                                                                          NO WORK
---------------------------------------------------------------------------------------------
FIRE PROTECTION
  RELOCATE HEADS AS REQUIRED FOR DEMISING DOORS       1 ALW       800          800
                                                                                       $  600
---------------------------------------------------------------------------------------------
PLUMBING
  CUT /CAP & REMOVE EXISTING SINK                     1 EA                     INC
  SUPPLY & INSTALL HEW CONF. ROOM SINK & TRIM         1 EA                     INC
  CONNECT TO DRAIN & WATER WITHIN 100 L.F.            1 LS                     INC
  SUBCONTRACTOR BUDGET                                1 ALW      8,500       8,500
                                                                                      $ 6,500
---------------------------------------------------------------------------------------------
HVAC
                                                                                      NO WORK
---------------------------------------------------------------------------------------------

ARAIOS
3 BIOTECH
PROPOSED RENOVATION
BUDGET ESTIMATE                                                 NOVEMBER 6, 2003

                         DIVISION DESCRIPTION               QTY        UNIT $        LINE SUM             DIV. SUM
                         --------------------               ---        ------        --------             --------
ELECTRICAL

  DEMO & MAKE SAFE                                          1 LS                         INC
  RELOCATE CONE ROOM LIGHT SWITCH                           1 EA                         INC
  RELOCATE ROBOTICS LAB LIGHT SWITCH                        1 EA                         INC
  SUPPLY & INSTALL 2 X 2 PARABOLIC LIGHTS AT CONF ROOM      3 EA                         INC
  RECIRCUIT COMMON CORRIDOR LIGHT SWITCHING FOR ARAJOS      2 EA                         INC
  SUPPLY & INSTALL 120 V OUTLETS AT CONF ROOM               3 EA                         INC
  SUPPLY & INSTALL EXIT SIGNS                               2 EA                         INC
  SUBCONTRACTOR QUOTE                                       1 QT       1,400           1,490
  75% ELECTRIC SCOPE ASSOCIATED WITH EXIT VESTIBULE         1 LS       1,233           1,233
  TEL DATA WIRING (PER ARE DIRECTION)                       1 LS       1.500           1,500
                                                                                                          $ 4,223
-----------------------------------------------------------------------------------------------------------------
SUPERVISION

  WORKING SUPERINTENDENT                                   3 WKS       2,100           6,300
  PROJECT MANAGER (1/5 TIME)                               2 WKS         520           1,040
  SECRETARY                                                1 WKS         250             350
  ACCOUNTANT                                               1 WKS         350             330
                                                                                                          $ 7,940
-----------------------------------------------------------------------------------------------------------------
GENERAL CONDITIONS

JOBSITE TELEPHONE/FAX                                      3 WKS          50             150
  COURIER / OVERNITE / POSTAGE                             1  LS          40              40
  MISC. TOOLS & SUPPLIES                                   3 WKS         125             575
  JOBSITE CLEANUP LABOR                                    3 DYS         220             680
  JOBSITE DUMPSTER                                                                   IN DEMO
  FINAL CLEANUP OCCUPANCY READY                            1 ALW         600             800
                                                                                                          $ 1,825
-----------------------------------------------------------------------------------------------------------------
INSURANCE AND PERMITS

  GENERAL LIABILITY INSURANCE                               1 LS         300             900
  BUILDERS RISK                                                                          NIC
  CITY Of WORCESTER GENERAL BUILDING PERMIT                 1 LS         500             500
                                                                                                          $   800
-----------------------------------------------------------------------------------------------------------------
ENGINEERING SERVICES

  ARCHITECTURAL SERVICES (ARCHDESIGN)                       1 QY       1,500           1,500
  MEP ENGINEERING                                                                        NIC
  STRUCTURAL ENGINEERING                                                                 NIC
                                                                                                          $ 1,500
-----------------------------------------------------------------------------------------------------------------
CONTINGENCY                                                 1 LS       1,000           1,000
                                                                                                          $ 1,000
-----------------------------------------------------------------------------------------------------------------
OVERHEAD & PROFIT                                            8.0%      3,282           3,282
                                                                                                          $ 3,292
-----------------------------------------------------------------------------------------------------------------
TOTAL COST                                                                                                $44,448
-----------------------------------------------------------------------------------------------------------------

QUALIFICATIONS

1. Work based on Normal Working hours: 7-3:30

2. Labor figured as Non-Union.

3. Estimate is based on scope on proposed SKA-2

4. Clean Out of existing equipment and space by others.

NET MULTI-TENANT LABORATORY                       ONE INNOVATION/ARAIOS - PAGE 1

                               EXHIBIT D TO LEASE

                       ACKNOWLEDGMENT OF COMMENCEMENT DATE

         This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this ________ day of ____________, 2003, between ARE-ONE INNOVATION DRIVE, LLC. a Delaware limited liability Company ("LANDLORD"), and ARAIOS, INC., a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated_____, 2003 (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

         Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is ____, __________________and the termination date of the Base Term of the Lease shall be midnight on___,____.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

                                   TENANT:

                                   ARAIOS, INC.,
                                   a Delaware corporation

                                   By:__________________________________________
                                   Its:_________________________________________

                                   LANDLORD;

                                   ARE-ONE INNOVATION DRIVE, LLC,
                                   a Delaware limited liability company

                                   By: AREE-HOLDINAS, L.P.,
                                       a Delaware limited partnership,
                                       managing member

                                       By: ARE-GP HOLDINGS QRS CORP.,
                                           a Delaware corporation,
                                           general partner

                                       By:______________________________________
                                       Its:_____________________________________

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

RULES AND REGULATIONS                             ONE INNOVATION/ARAIOS - PAGE 1

                               EXHIBIT E TO LEASE

                              RULES AND REGULATIONS

         1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises,

         2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project,

         3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

         4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

         5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be Introduced: and. without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

         6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved In the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited- Explosives or other articles deemed extra hazardous shall not be brought into the Project.

         7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

         8. Tenant shall maintain the Premises free from rodents, insects and other pests.

         9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

         10. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

         11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

         12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

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

RULES AND REGULATIONS                             ONE INNOVATION/ARAIOS - PAGE 2

         13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

         14. No auction, public or private, will be permitted on the Premises or the Project.

         15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

         16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

         17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

         18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

         19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

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

                                                           ONE INNOVATION/ARAIOS

                               EXHIBIT F TO LEASE

                           TENANT'S PERSONAL PROPERTY

None except AS set forth below:

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

                                                           ONE INNOVATION/ARAIOS

                               EXHIBIT G TO LEASE

                               EXPANSION PREMISES

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

                                                                         EXHIBIT

                                                            ONE INNOVATION DRIVE
                                                            THIRD FLOOR

                                  [FLOOR PLAN]